EXHIBIT 10.9 76 2022 DIRECTOR TIME-BASED RESTRICTED STOCK UNIT AGREEMENT Company: Simpson Manufacturing Co., Inc. Recipient: The recipient’s name (the “Recipient”) is set forth on the Recipient’s online award acceptance page on Fidelity Stock Plan Services LLC website (the “Acceptance Page”) at https://www.netbenefits.com, which is incorporated by reference to this Agreement. The Number of Shares of Common Stock Subject to RSUs Granted Hereunder (the “RSU Shares”): The aggregate number of shares of Common Stock as stated on the Acceptance Page. The Effective Date of the Award (the “Award Date”): A date in 2022 as determined by the Committee in its absolute discretion and as set forth on the Acceptance Page. Vesting Schedule (the “Vesting Schedule”): 100% of the RSU Shares will vest on the Award Date. This TIME-BASED RESTRICTED STOCK UNIT AGREEMENT (this “Agreement”) is made as of the Award Date stated on the Acceptance Page by and between Simpson Manufacturing Co., Inc., a Delaware corporation (the “Company”), and the Recipient named on the Acceptance Page, with reference to the following facts: Capitalized terms used and not otherwise defined in this Agreement have the meanings ascribed to such terms in the amended and restated Simpson Manufacturing Co., Inc. 2011 Incentive Plan effective on April 21, 2015 (as amended from time to time, the “Plan”). The Board has delegated to the Committee all authority to administer the Plan. The Committee has determined to grant to the Recipient, under the Plan, time-based Restricted Stock Units (the “RSUs”) with respect to the RSU Shares stated on the Acceptance Page. To evidence the RSUs and to set forth the terms and conditions thereof, the Company and the Recipient agree as follows: 1. Confirmation of Grant. (a) The Company grants the RSUs to the Recipient and the Recipient agrees to accept the RSUs and participate in the Plan, effective as of the Award Date. As a condition of the grant, this Agreement and the RSUs shall be governed by the terms and conditions of the Plan and shall be subject to all applicable policies and guidelines of the Company, including the Company’s compensation recovery policy, stock ownership, and hedging, pledging and trading policies. (b) The RSUs shall be reflected in a bookkeeping account maintained by the Company through the date on which the RSUs become fully vested pursuant to section 2 or are forfeited pursuant to section 3. If and when the RSUs become fully vested pursuant to section 2, and on the satisfaction of all other conditions applicable to the RSUs, the RSUs not forfeited pursuant to section 3 shall be settled in the number of shares of Common Stock as provided in section 1(d) and otherwise in accordance with the Plan. (c) The Company’s obligations under this Agreement shall be unfunded and unsecured. No special or separate fund shall be established therefor and no other segregation of assets shall be required or made with respect thereto. The rights of the Recipient under this Agreement shall be no greater than those of a general unsecured creditor of the Company.

EXHIBIT 10.9 77 (d) Except as otherwise provided in this Agreement and the Plan, the RSUs shall be settled by the issuance and delivery of the RSU Shares, or as provided in this Section 1(d), by cash or a combination thereof (as determined by the Committee in its sole discretion), within sixty days after the RSUs have vested pursuant to section 2 subject to satisfaction of any other terms and conditions applicable to the RSUs; provided, however, that, the number of the RSU Shares issued or delivered (or for which a cash payment is made) to the Recipient in any calendar year, together with the number of shares of Common Stock issued or delivered (or for which a cash payment is made) to the Recipient in the same calendar year under any other RSU Awards, shall not exceed the annual maximum aggregate number of shares of Common Stock issuable or deliverable under RSU Awards as set forth in the Plan that is effective at the time of the issuance or delivery of (or making a cash payment for) the RSUs. In settling the RSUs pursuant to the foregoing, the Company (or its acquirer or successor) shall have the option (as determined by the Committee in its sole discretion) to make or provide for a cash payment to the Recipient, in exchange for the cancellation of the vested RSUs (or any portion thereof), in an amount equal to the product of (A) the number of the RSU Shares under the cancelled RSUs and (B) the average closing price of a share of Common Stock over the period ending on the date the RSUs (or the portion thereof) become vested and starting sixty days prior to that date. Anything herein to the contrary notwithstanding, this Agreement does not create an obligation on the part of the Company to adopt any policy or procedure, agree to any amendment hereto, make any arrangement, or take any other action, to comply with Code section 409A. The Recipient agrees and acknowledges that the Company makes no representations that this Agreement, including the grant, vesting and/or delivery of the RSU Shares (and/or cash), does not violate Code section 409A, and the Company shall have no liability whatsoever to the Recipient if he or she is subject to any taxes or penalties under Code section 409A. 2. Vesting. Subject to the terms and conditions of this Agreement and the Plan and unless otherwise forfeited pursuant to section 3, the RSUs shall vest (that is, the Restricted Period with respect thereto shall terminate) pursuant to the Vesting Schedule. The Recipient explicitly acknowledges and agrees that the granting or vesting of the RSUs as well as the Recipient’s holding of the RSU Shares shall be subject to all applicable policies and guidelines of the Company, including the Company’s compensation recovery, stock ownership, and hedging, pledging and trading policies. 3. Forfeiture. Anything herein to the contrary notwithstanding, (a) all RSUs that are not vested in accordance with section 2 shall terminate immediately and be forfeited in their entirety if, and at such time as, the Recipient ceases to be an Outside Director,1 and (b) all RSUs, to the extent not theretofore settled in accordance with section 1(d), shall terminate immediately and be forfeited in their entirety when and as provided in section 13(I) of the Plan. 4. Tax Withholding. Pursuant to section 10 of the Plan, the Company may require the Recipient to enter into an arrangement providing for the payment in cash, Common Stock or otherwise by the Recipient to the Company of any tax withholding obligation of the Company arising by reason of (a) the granting or vesting of the RSUs, (b) the lapse of any substantial risk of forfeiture to which the RSUs or the RSU Shares are subject, or (c) the disposition of the RSUs or the RSU Shares, to the extent such arrangement does not cause a loss of the Section 16(b) exemption pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. 5. Representations and Warranties of the Company. The Company represents and warrants to the Recipient that the RSU Shares, when issued and delivered on the vesting of the RSUs in accordance with this Agreement, will be duly authorized, validly issued, fully paid and non-assessable. 6. Recipient Representations. The Recipient represents and warrants to the Company that the Recipient has received and read this Agreement and the Plan, that the Recipient has consulted with the Recipient’s own legal, financial and other advisers regarding this Agreement and the Plan to the extent that the Recipient considered necessary or appropriate, that the Recipient fully understands and accepts all of the terms and conditions 1 For example, pursuant to section 3, before the Award Date, (I) if the Recipient’s engagement with the Company as an Outside Director is terminated by the Company or by the Recipient for any reason or for no reason, or (II) if the Recipient retires, dies or becomes Disabled, the RSUs shall be forfeited in their entirety and no distribution or payment of any amount under such RSUs shall ever be made to the Recipient.

EXHIBIT 10.9 78 of this Agreement and the Plan, and that the Recipient is relying solely on the Recipient’s own advisers with respect to the tax consequences of this Agreement and the RSUs. 7. Change in Control. On a Change in Control, the RSUs shall be subject to the applicable provisions of section 9 of the Plan, as the Committee may determine. 8. Adjustments to Reflect Capital Changes. Subject to and except as otherwise provided in section 9 of the Plan, the number and kind of shares subject to the RSUs shall be appropriately adjusted, as the Committee may determine pursuant to section 11 of the Plan, to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, or any distribution to common stockholders other than normal cash dividends. 9. No Rights as Stockholder. Neither the granting or vesting of the RSUs nor the issuance or delivery of the RSU Shares shall entitle the Recipient, as such, or any of the Recipient’s Beneficiaries or Personal Representative, to any rights of a stockholder of the Company, unless and until the RSU Shares are registered on the Company’s records in the name or names of the Recipient or the Recipient’s Beneficiaries or Personal Representative, as the case may be, and then only with respect to such RSU Shares so registered. 10. No Right to Continued Employment. Nothing in this Agreement shall confer on the Recipient any right to continue in the engagement with, or service to, the Company or any Subsidiary or limit, interfere with or otherwise affect in any way the right of the Company or any Subsidiary to terminate the Recipient’s engagement or service at any time. 11. Regulatory Compliance. Notwithstanding anything herein to the contrary, the issuance and delivery of the RSU Shares shall in all events be subject to and governed by section 13(C) of the Plan. 12. Notices. Any notice, consent, demand or other communication to be given under or in connection with this Agreement shall be in writing and shall be deemed duly given and received when delivered personally, when transmitted by facsimile, one business day after being deposited for next-day delivery with a nationally recognized overnight delivery service, or three days after being mailed by first class mail, charges or postage prepaid, properly addressed, if to the Company, at its principal office in California, and, if to the Recipient, at the Recipient’s address on the Company’s records. Either party may change such party’s address or facsimile number from time to time by notice hereunder to the other. 13. Entire Agreement. This Agreement and the Plan together contain the entire agreement of the parties and supersede all prior or contemporaneous negotiations, correspondence, understandings and agreements, whether written or oral, between the parties, regarding the RSUs. The Recipient specifically acknowledges and agrees that all descriptions of the RSUs in any prior letters, memoranda or other documents provided to him or her by the Company or any Subsidiary are hereby replaced and superseded in their entirety by this Agreement and shall be of no further force or effect. To the extent there is any inconsistency between the descriptions of any such documents and the terms of this Agreement, the terms of this Agreement shall prevail. 14. Amendment. This Agreement may be amended, modified or supplemented only by a written instrument signed by the Recipient and the Company. 15. Assignment. The Recipient shall not sell, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of this Agreement, any of the RSUs or any other rights hereunder, and shall not delegate any duties hereunder, except only as may be permitted pursuant to section 13(B) of the Plan, and any such action or transaction that may otherwise be attempted or purported by the Recipient shall be void and of no effect. 16. Successors. Subject to section 15, this Agreement shall bind and inure to the benefit of the Company and the Recipient and their respective successors, assigns, heirs, legatees, devisees, executors, administrators and legal representatives. Nothing in this Agreement, express or implied, is intended to confer on any other Person any right or benefit in or under this Agreement or the Plan.

EXHIBIT 10.9 79 17. Separate Payments. All amounts payable in connection with the RSUs hereunder or any other Awards granted under the Plan shall be treated as separate payments for the purposes of Code section 409A. 18. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware. 19. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. 20. Order of Precedence and Construction. This Agreement, the RSUs and the RSU Shares are subject to all provisions of the Plan (a copy of which is attached hereto as Exhibit A), including the Restricted Stock Unit provisions of section 6 thereof, and are further subject to all interpretations and amendments thereto that may from time to time be adopted pursuant to the Plan. In the event of any inconsistency between any provision of this Agreement and any provision of the Plan, the provision of the Plan shall govern. The headings of sections herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction or interpretation of any provision hereof. Whenever the context requires, the use in this Agreement of the singular number shall be deemed to include the plural and vice versa, and each gender shall be deemed to include each other gender. References herein to sections refer to sections of this Agreement, except as otherwise stated. The meaning of general words is not limited by specific examples introduced by “includes”, “including”, “for example”, “such as” or similar expressions, which shall be deemed to be followed by the phrase “without limitation”. 21. Further Assurances. The Recipient agrees to do and perform all acts and execute and deliver all additional documents, instruments and agreements as the Company or the Committee may reasonably request in connection with this Agreement. 22. Data Privacy. Recipient hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Recipient’s personal data as described in this Agreement by and among, as applicable, Recipient’s employer, the Company, and any Subsidiary for the exclusive purposes of implementing, administering, and managing Recipient’s participation in the Plan. Recipient understands that the Company and the employing Subsidiary may hold certain personal information about Recipient, including, but not limited to, Recipient’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and any shares of stock or directorships held in the Company or any Subsidiary, details of all RSUs or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Recipient’s favor (“Personal Data”). Recipient understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these entities may be located in Recipient’s country, or elsewhere, and that the third parties’ country may have different data privacy laws and protections than Recipient’s country. Recipient understands that he or she may request a list with the names and addresses of any potential third parties in receipt of the Personal Data by contacting the Company’s Equity Plans Administrator. Recipient authorizes the third parties to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing Recipient’s participation in the Plan, including any requisite transfer of such Personal Data as may be required to a broker or other third party with whom Recipient may elect to deposit any RSU Shares received upon vest of the RSUs. Recipient understands that Personal Data will be held as long as is necessary to administer and manage Recipient’s participation in the Plan. Recipient understands that he or she may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, without cost, by contacting in writing the Company’s Equity Plans Administrator. Recipient understands that refusal or withdrawal of consent may affect Recipient’s ability to realize benefits from the RSUs. For more information on the consequences of Recipient’s refusal to consent or withdrawal of consent, Recipient understands that he or she may contact the Company’s Equity Plans Administrator. 23. Electronic Delivery. The Company may, in its sole discretion, decide (a) to deliver or effect by electronic means any documents or communications related to the RSUs granted under the Plan, Recipient’s participation in the Plan, or future Awards that may be granted under the Plan or (b) to request by electronic means Recipient’s consent to participate in the Plan and other communications related to the RSUs or the Plan. Recipient hereby consents to receive such documents and communications by electronic delivery and, if requested, to agree to

EXHIBIT 10.9 80 participate in the Plan and deliver or effect such other communications through an on-line or electronic system established and maintained by the Company or any third party designated by the Company. [Signature Page Follows]

EXHIBIT 10.9 81 IN WITNESS WHEREOF, this Restricted Stock Unit Agreement has been duly executed by or on behalf of the Company and the Recipient as of the Award Date. COMPANY: SIMPSON MANUFACTURING CO., INC. By ___________________________________ Authorized Signatory for the Compensation and Leadership Development Committee of the Board of Directors ACCEPTANCE OF AGREEMENT: Through the electronic submission of his or her consent to this Restricted Stock Unit Agreement in accordance with the instructions on Fidelity Stock Plan Services’ NetBenefits website, the Recipient hereby confirms, ratifies, approves and accepts all of the terms and conditions of this Restricted Stock Unit Agreement.